-3-
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                             Form 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 15, 1999.

               Accent Color Sciences, Inc.
    (Exact name of registrant as specified in its charter)


         Connecticut           0-29048           06-1380314
(State or other jurisdiction   (Commission       (IRS Employer
  of incorporation)              File Number)      Identification No.)


800 Connecticut Boulevard, East Hartford, CT   06103
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code  (860) 610-4000

This is page 1 of 4 pages.  Exhibit Index is on Page 3

Item 5.  Other Events

       On July 15, 1999, Accent Color Sciences, Inc. (the "Company"), announced that it has received a commitment for orders totaling in excess of $5 million for calendar year 2000 from IBM Corporation ("IBM"). The Company issued a press release entitled "Accent Color Sciences Receives Substantial IBM Orders for 2000" on July 15 1999, a copy of which is filed herewith as an exhibit hereto.

Item 7.   Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

           A copy of the press release referred to in Item 5 above is filed herewith as Exhibit 99.1.



                            Signatures



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      ACCENT COLOR SCIENCES, INC.


Date July 15, 1999    By:/s/Charles E. Buchheit
                          Charles E. Buchheit
                          President and Chief Executive Officer


                           EXHIBIT INDEX


Exhibit No.                   Description                Page No.

99.1                Press Release issued July 15, 1999      4